UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2021

QUEST PATENT RESEARCH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	33-18099-NY	11-2873662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Ave., Suite 206S, Rye, NY	10580-1411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 743-7577

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Summary of Agreements with QPRC Finance LLC

On February 22, 2021, Quest Patent Research Corporation (the “Company”) entered into a series of agreements, all dated February 19, 2021,with QPRC Finance LLC (“QFL”), including a Prepaid Forward Purchase Agreement (the “Purchase Agreement”), a Security Agreement (the “Security Agreement”), a Subsidiary Security Agreement (the “Subsidiary Security Agreement”), a Subsidiary Guaranty (the “Subsidiary Guarantee”), a Warrant Issue Agreement (the “Warrant Issue Agreement”), a Registration Rights Agreement (the “Registration Rights Agreement”) and a Board Observation Rights Agreement (the “Board Observation Rights Agreement” together with the Security Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement, Warrant Issuance Agreement, Registration Rights Agreement and the Purchase Agreement, the “Investment Documents”) pursuant to which, at the closing held contemporaneously with the execution of the agreements:

(i)	Pursuant to the Purchase Agreement, QFL agreed to make available to the Company a financing facility of: (i) up to $25,000,000 for the acquisition of mutually agreed patent rights that the Company intends to monetize; (ii) up to $2,000,000 for operating expenses; and (iii) $1,750,000 to fund the cash payment portion of the restructure of the Company’s obligations to Intelligent Partners LLC (“IPLLC”). In return the Company transferred to QFL a right to receive a portion of net proceeds generated from the monetization of those patents. The terms of the Purchase Agreement are described under “Purchase Agreement.”

(ii)	The Company used $1,750,000 of proceeds from the QFL financing as the cash payment portion of the restructure of the Company’s obligations to IPLLC as transferee of United Wireless Holdings, Inc. (“United Wireless”) pursuant to a restructure agreement (the “Restructure Agreement”) between the Company and IPLLC executed contemporaneously with the closing of the Investment Documents. The payment was made directly from QFL to IPLLC. The terms of the Restructure Agreement are described under “Restructure Agreement.”

(iii)	Pursuant to the Security Agreement, the Company’s obligations under the Purchase Agreement with QFL are secured by: (i) the Proceeds (as defined in the Purchase Agreement); (ii) the Patents (as defined in the Purchase Agreement; (iii) all General Intangibles now or hereafter arising from or related to the foregoing (i) and (ii); and (iv) Proceeds (including, without limitation, Cash Proceeds and insurance proceeds) and products of the foregoing (i)-(iii).

(iv)	Pursuant to the Subsidiary Guaranty, Quest Licensing Corporation (“QLC”), Quest NetTech Corporation (“NetTech”), Mariner IC Inc. (“Mariner”), Semcon IP Inc. (“Semcon”), IC Kinetics Inc. (“IC”), CXT Systems Inc. (“CXT”), M-Red Inc. (“MRED”), and Audio Messaging Inc.(“AMI”), collectively, the “Subsidiary Guarantors”) guaranteed the Company’s obligations to QFL under the Purchase Agreement.

(v)	Pursuant to the Subsidiary Security Agreement, the Subsidiary Guarantors grant QFL a security interest in the proceeds from the future monetization of their respective patent portfolios.

(vi)	Pursuant to the Warrant Issue Agreement, the Company granted QFL ten-year warrants to purchase a total of up to 96,246,246 shares of the Company’s common stock, with an exercise price of $0.0054 per share which may be exercised from February 19, 2021 through February 18, 2031on a cash or cashless basis. Exercisability of the Warrant is limited if, upon exercise, the holder would beneficially own more than 4.99% (the “Maximum Percentage”) of the Company’s common stock, except that by written notice to the Company, the holder may change the Maximum Percentage to any other percentage not in excess of 9.99% provided any such change will not be effective until the sixty-first (61st) day following notice to the Company. The Warrant also contains certain minimum ownership percentage antidilution rights pursuant to which the aggregate number of shares of common stock purchasable upon the initial exercise of the Warrant shall not be less than 10% of the aggregate number of outstanding shares of capital stock of the Company (determined on a fully diluted basis). A portion of any gain from sale of the shares, net of taxes and costs of exercise, realized prior to the completion of all monetization activities shall be credited against the total return due to QFL pursuant to the Purchase Agreement.

(vii)	The Company agreed to take all commercially reasonable steps necessary to regain compliance with the OTCQB eligibility standards as soon as practicable, but in no event later than 12 months from the closing date.

(viii)	The Company granted QFL certain registration rights with respect to the 96,246,246 shares of common stock issuable upon exercise of the warrant.

(ix)	Commencing six months from the closing date, if the shares owned by QFL cannot be sold pursuant to a registration statement and cannot be sold pursuant to Rule 144 without the Company being in compliance with the current public information requirements of Rule 144, if the Company is not in compliance with the current public information requirements, the Company is required to pay damages to QFL.

(x)	Pursuant to the Board Observation Rights Agreement, until the later of the date on which QFL or its affiliates (i) have received the entirety of their Investment Return (as defined in Purchase Agreement), and (ii) no longer hold any Securities (the “Observation Period”), the Company granted QFL the right, exercisable at any time during the Observation Period, to appoint a representative to attend meetings (including, without limitation, telephonic or other electronic meetings) of the Board or any committee thereof, including executive sessions, in an observer capacity.

We have filed the Purchase Agreement, the Security Agreement, the Subsidiary Security Agreement, the Guaranty, the Warrant Issue Agreement, the Form of Warrant, the Registration Rights Agreement and the Board Observation Rights Agreement as exhibits to this Form 8-K. The description of these agreements in this Form 8-K are summaries only and are qualified in their entireties by the agreements filed as exhibits.

Purchase Agreement

Pursuant to the Purchase Agreement, QFL agreed to make available to the Company a financing facility of: (i) up to $25,000,000 for the acquisition of mutually agreed patent rights that the Company intends to monetize; (ii) up to $2,000,000 for operating expenses from which the Company may, at its discretion, draw up to $200,000 per calendar quarter; and (iii) $1,750,000 to fund the cash payment portion of the restructure of the Company’s obligations to IPLLC. In return the Company transferred to QFL the right to receive a portion of net proceeds generated from the monetization of those patents. After QFL has a negotiated rate of return, the Company and QFL shall share net proceeds equally until QFL shall have achieved its Investment Return (as defined therein). Thereafter, the Company shall retain 100% of all net proceeds. Except in an Event of Default, as defined therein, all payments by the Company to QFL pursuant to the Purchase Agreement are non-recourse and shall be paid only if and after net proceeds from monetization of the patent rights owned or acquire by the Company are received, or to be received.

Events of Default include any breach of the Investment Documents, including non-payment, material misrepresentation, security interest compromise, criminal indictment or felony conviction of an officer or director of the Company, the current chief executive no longer serving as the chief executive or as a director of the Company, the occurrence of any Event of Default under the Restructure Agreement, as defined therein, and insolvency of the Company. In addition to all rights and remedies available under law and the Investment Documents, upon and Event of Default, QFL may: (i) declare the Investment Return immediately due and payable, (ii) except in the event of insolvency of the Company, declare an amount equal to the aggregate amount of the capital provided pursuant to the Purchase Agreement, plus a late charge, immediately due and payable, or (iii) cease making capital available to the Company.

QFL may terminate Purchase Price Payments other than in an Event of Default by giving written notice to the Company in which case QFL’s interest in Net Proceeds shall be an amount equal to the greater of (i) the capital advanced to the Company plus interest at the prime rate, on the one hand, and (ii) Net Proceeds received by the QFL prior to the date of such termination.

Grant of Security Interests

Pursuant to the Security Agreement and Subsidiary Security Agreement, payment of the obligations of the Company under the Purchase Agreement with QFL are secured by (i) the Proceeds (as defined in the Purchase Agreement); (ii) the Patents; (iii) all General Intangibles now or hereafter arising from or related to the foregoing; (iv) Proceeds (including, without limitation, Cash Proceeds and insurance proceeds) and products of the foregoing and (v) the proceeds realized by the relative patent portfolios of the Subsidiary Guarantors. The security interest in proceeds from the CXT and M-Red patents granted to QFL is junior to the security interest held by the respective affiliates of Intellectual Ventures granted to secure the obligations of CXT and MRED pursuant to their applicable patent sale agreement.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the SEC covering 50,000,000 of the 96,246,246 shares of common stock issuable upon exercise of the Warrant. The Company is required to file the registration statement by the second business day following the earlier of (x) the date on which the Company is next required to file its financial statements on Form 10-K or Form 10-Q under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (y) the date on which the Company actually files its financial statements on Form 10-K or Form 10-Q under the Exchange Act, in each case without regard to any extension pursuant to Rule 12b-25 under the Exchange Act (the “Initial Filing Deadline”); provided, that, if the Company’s common stock is not quoted on an existing trading market for the purpose of conducting an at the market offering under Rule 415 of the Securities Act of 1933, as amended, the Initial Filing Deadline shall be no earlier than the second business day following the date on which the QFL provides the Company with written information as to the fixed price at which it plans to offer and sell the Registrable Securities (as defined in the Registration Rights Agreement) pursuant to the registration statement. The Company is also required to file additional Registration Statements (as defined in the Registration Rights Agreement) on the date 60 days after the date that the Company receives written notice from any Investor (as defined in the Registration Rights Agreement) that 60% of the Registrable Securities held by all Investors registered under the immediately preceding registration statement have been sold. The Registration Rights Agreement provides for the Company to pay damages in the event that the Company does not meet the required deadlines.

Intercreditor Agreement

In connection with the agreements with QFL and the agreements with IPLLC described below, the Company and its Subsidiaries entered into an intercreditor agreement with QFL and IPLLC which sets forth the priority of QFL in the collateral under the Investment Documents.

Summary of Agreements with IPLLC

The Company, together with certain of its subsidiaries, and United Wireless, entered into a Securities Purchase Agreement dated October 22, 2015 (the “SPA”) and related Transaction Documents, as defined therein, pursuant to which the Company sold 50,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.00003 per share (the “Common Stock”) at $0.05 per share, or an aggregate of $250,000; the Company issued its 10% secured convertible promissory notes due September 30, 2020 to United, and granted United an option (the “2015 Purchase Option”) to purchase up to an additional 50,000,000 shares of Common Stock in three tranches at the prices as set forth therein. The 2015 Purchase Option expired unexercised on September 30, 2020. The Shares are currently owned by Andrew C. Fitton (“Fitton”) and Michael Carper (“Carper”) and United subsequently transferred its note and assigned all of its remaining rights under the agreements to IPLLC, which is an affiliate of United Wireless and is owned by Fitton and Carper. The securities purchase agreement and transaction documents, as defined therein, are described in the Company’s annual report on Form 10-K for the year ended December 31, 2019.

At September 30, 2020, promissory notes in the aggregate principal amount of $4,672,810 were outstanding. The notes became due by their terms on September 30, 2020, and the Company did not make any payment on account of principal of and interest on the notes. On or prior to the date of the Restructure Agreement, IPLLC transferred to Fitton and Carper $250,000 of the Notes (the “Transferred Note”), thereby reducing the principal amount of the Notes held by IPLLC to $4,422,810.

On February 22, 2021, the Company and IPLLC agreed to extinguish the note and Transferred Note, and terminate or amend and restate the SPA and Transaction Documents, pursuant to a series of agreements including: a Restructure Agreement (the “Restructure Agreement”), a Stock Purchase Agreement (the “Stock Purchase Agreement”), an Option Grant (the “Option Grant”), an Amended and Restated Pledge Agreement (the “Pledge Agreement”), an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), a Board Observation Agreement (the “Board Observation Agreement”), a MPA-NA Security Interest Agreement (the “MPA-NA Security Interest Agreement”), an Amended and Restated Patent Proceeds Security Agreement (the “Patent Proceeds Security Agreement”, an Amended and Restated MPA-CP (the “MPA-CP”), an Amended and Restated MPA-CXT (the “MPA-CXT”), a MPA-MR (the “MPA-MR”), a MPA-AMI (the “MPA-AMI,” and together with the MPA-CP, MPA-CXT and MPA-MR, each a Restructure MPA and together the Restructure MPAs) and a MPA-NA (the “MPA-NA”).

(i)	Pursuant to the Restructure Agreement, the Company paid IPLLC $1,750,000 at closing and recognized a further non-interest bearing total monetization proceeds obligation (the “TMPO”) of $2,805,000, which shall, from and after the Restructure Date, be reduced on a dollar for dollar basis by (i) payments to IPLLC pursuant to the restructure agreement, the Restructure MPAs and the MPA-NA and (ii) any election by the IPLLC to pay the Exercise Price of the Restructure Option, in whole or part, by means of a reduction in the then outstanding TMPO. Further details regarding the TMPO are provided under “TMPO”;

(ii)	Pursuant to the Stock Purchase Agreement, the Company issued to Fitton and Carper, as holders of the transferred note, a total of 46,296,296 shares of the Company’s restricted Common Stock at a purchase price of $0.0054 per share, which purchase price was paid by the conversion and in full satisfaction of the Transferred Note (the “Conversion Shares”).

(iii)	Pursuant to the Option Grant, the Company granted IPLLC an option to purchase a total of 50,000,000, with exercise prices of $0.054 per share which vest immediately and may be exercised through February 9, 2026.

(iv)	Pursuant to the MPA-CP, IPLLC is entitled to receive 60% of the net monetization proceeds from future monetization of the patent portfolios owned by QLC, NetTech (as successor to Wynn Technologies Inc.), Semcon, Mariner and IC. The MPA-CP amended and restated in its entirety the monetization proceeds agreement dated October 22, 2015. The Company’s obligations under the MPA-CP are secured by a pledge of the stock of Mariner, Semcon and IC;

(v)	Pursuant to MPA-CXT, IPLLC received the right to receive 60% of the net monetization proceeds from future monetization of the CXT portfolio. The MPA-CXT amended and restated in its entirety the prior monetization proceeds agreement dated July 31, 2017;

(vi)	Pursuant to the MPA-MR, IPLLC is entitled to receive 60% of the net proceeds from the future monetization of the MRED patent portfolio;

(vii)	Pursuant to the MPA-AMI, IPLLC is entitled to receive 60% of the net proceeds from the future monetization of the audio messaging portfolio;

(viii)	Pursuant to the MPA-NA, until the TMPO has been paid in full, IPLLC is entitled to receive 10% of the net proceeds realized from new assets acquired by the Company. If, in any calendar quarter, net proceeds realized exceed $1,000,000, IPLLC’s entitlement for that quarter only shall increase to 30% on the portion of net proceeds in excess of $1,000,000 but less than $3,000,000. If in the same calendar quarter, net proceeds exceed $3,000,000, IPLLC’s entitlement for that quarter only shall increase to 50% on the portion of net proceeds in excess of $3,000,000. After satisfaction of the TMPO, the MPA-NA and IPLLC’s interest in new asset proceeds shall terminate.

(ix)	Pursuant to the Subsidiary Security Agreement, the Company’s obligations under its agreements with IPLLC, including its obligations under the restructure agreement and the Restructure MPAs are secured by a security interest in the net proceeds realized from the future monetization of the patents currently owned by the eight subsidiaries named above.

(x)	Pursuant to the MPA-NA-Security Interest Agreement, the Company’s obligations under the MPA-NA are secured by a security interest in net proceeds realized from the future monetization of new patents acquired until the TMPO is satisfied, provided IPLLC’s secured interest shall be limited to its entitlement in Net Proceeds under the MPA-NA. After satisfaction of the TMPO the security interest in proceeds from new assets shall terminate.

(xi)	The Company granted IPLLC, Andrew Fitton and Michael Carper certain registration rights with respect to (i) the 50,000,000 Shares currently owned by Fitton and Carper; (ii) the Conversion Shares being issued to Fitton and Carper, and (iii) the 50,000,000 shares of common stock issuable upon exercise of the Restructure Option;

(xii)	Commencing six months from the closing date, if the shares owned by IPLLC cannot be sold pursuant to a registration statement and cannot be sold pursuant to Rule 144 without the Company being in compliance with the current public information requirements of Rule 144, if the Company is not in compliance with the current public information requirements, the Company is required to pay damages to IPLLC.

(xiii)	Pursuant to the Board Observation Rights Agreement, until the Total Monetization Proceeds Obligation has been satisfied (the “Observation Period”), the Company granted IPLLC the option and right, exercisable at any time during the Observation Period, to appoint a representative to attend meetings of the Board or any committee thereof, including executive sessions, in an observer capacity.

The Company has filed the Restructure Agreement, the Stock Purchase, the Option Grant, the Pledge Agreement, the Registration Rights Agreement, the Board Observation Agreement, the MPA-NA Security Interest Agreement, the Patent Proceeds Security Agreement, the Restructure MPAs and the MPA-NA as exhibits to this Form 8-K. The description of these agreements in this Form 8-K are summaries only and are qualified in their entireties by the agreements filed as exhibits.

TMPO

The TMPO obligation bears no interest rate and there is no prepayment penalty. Although the obligation has no maturity date, if an Event of Default shall occur and be continuing, the then outstanding TMPO shall become immediately due and payable.

Events of Default include (i) a Change of Control of the Company (ii) any uncured default on payment due to IPLLC in an amount totaling in excess of $275,000, which is not the subject of a Dispute or other formal dispute resolution proceeding initiated in good faith pursuant to this Agreement or other Restructure Documents (iii) the filing of a voluntary petition for relief under the United States Bankruptcy Code by Company or any of its material subsidiaries, (iv) the filing of an involuntary petition for relief under the United States Bankruptcy Code against the Company, which is not stayed or dismissed within sixty (60) days of such filing, except for an involuntary petition for relief filed solely by IPLLC, or any Affiliate or member of IPLLC, or (v) acceleration of an obligation in excess of $1 million dollars to another provider of financing following a final determination by arbitration or other judicial proceeding that such obligation is due and owing.

Monetization Proceeds Agreements

Pursuant to the restructure MPAs, IPLLC has a right to receive 60% of the net monetization proceeds from the patents currently owned by the Subsidiary Guarantors. The agreement has no termination provisions, so IPLLC will be entitled to its percentage interest as long as revenue can be generated from the intellectual property covered by the agreement.

Pursuant to the MPA-NA IPLLC has a right to receive 10% of the net monetization proceeds realized from patents acquired by the Company until the date the TMPO is paid in full. The agreement and IPLLC’s entitlement to its percentage interest terminates upon payment in full of the TMPO.

Net monetization proceeds represents the amount by which any consideration received from the monetization of the patents, including royalty payments and amounts received as a result of litigation relating to the patents exceeds monetization expenses, including legal fees, and certain other expenses as detailed in the applicable monetization proceeds agreement.

Grant of Security Interests

Pursuant to the Patent Proceeds Security Agreement, the Company’s and its subsidiaries’ payment obligations under the restructure agreement and restructure MPAs are secured by a security interest in the net proceeds from the patents owned by the Subsidiary Guarantors. The security interest is junior to any existing security interest held by sellers/prior owners or litigation funders and the security interest granted to QFL pursuant to the Subsidiary Security Agreement.

Pursuant to the MPA-NA Security Agreement, the Company’s payment obligations under the restructure agreement and MPA-NA are secured by a security interest in net proceeds realized from the future monetization of new patents acquired until the TMPO is satisfied, provided IPLLC’s interest shall be limited to its percentage entitlement in net proceeds under the MPA-NA. The security interest is junior to the security interest granted to QFL pursuant to the Subsidiary Security Agreement.

Registration Rights Agreement

Pursuant to a registration rights agreement, the Company granted IPLLC, Andrew Fitton and Michael Carper certain registration rights with respect to (i) the 50,000,000 Shares currently owned by Fitton and Carper; (ii) the Conversion Shares issued to Fitton and Carper, and (iii) the 50,000,000 shares of common stock issuable upon exercise of the Restructure Option. The Company agreed to file a registration statement with the SEC covering up to a maximum of 50,000,000 of the Shares, Conversion Shares and Options Shares. The Company is required to file the registration statement by the earlier of the second (2nd) Business Day following the date on which the Company (x) is next required to file its financial statements on Form 10-K or Form 10-Q under the Exchange Act, and (y) actually files its financial statements on Form 10-K or Form 10-Q under the Exchange Act, in each case without regard to any extension pursuant to Rule 12b-25 under the Exchange Act. The Company is required to have the registration statement declared effective by the SEC within 120 days of the closing if the registration statement is not subject to a full review by the SEC and 180 days if the registration statement is subject to a full review. The registration rights agreements provides for the Company to pay damages in the event that the Company does not meet the required deadlines.

Consulting Contracts

On February 22, 2021, the Company entered into advisory service agreement with three consultants – William Gates, Crystal Nicolson and Jeff Toler pursuant to which they will provide services to the Company in connection with the development of the Company’s business. The agreements have a term of ten years and may be terminated by the Company for cause or upon the death or disability of the consultants.

Pursuant to the agreements with Mr. Gates and Ms. Nicolson, the compensation payable to each of them consists of a restricted stock grant of 10,000,000 shares of Common Stock which immediately vests in full and a ten-year option to purchase a total of 30,000,000 shares of Common Stock, which become exercisable cumulatively as follows:

a. 10,000,000 shares at an exercise price of $0.01 per share becoming exercisable upon the commencement of trading of the Common Stock on the OTCQB.

b. 10,000,000 shares at an exercise price of $0.03 per share, becoming exercisable on the first day on which the Company files with the SEC a Form 10-K or Form 10-Q which stockholders’ equity of at least $5,000,000, and

c. 10,000,000 shares at an exercise price of $0.05/share becoming exercisable on the date on which the Common Stock is listed for trading on the Nasdaq Stock Market or the New York Stock Exchange.

Pursuant to the agreement with Mr. Toler, the compensation payable to him consists of a restricted stock grant of 10,000,000 shares of Common Stock which immediately vests in full and a ten-year option to purchase 30,000,000 shares of Common Stock, which becomes exercisable cumulatively as follows:

a. 10,000,000 shares at an exercise price of $0.01 per share upon the first anniversary of the agreement.

b. 10,000,000 shares at an exercise price of $0.03 per share upon the second anniversary of the agreement; and

c. 10,000,000 shares at an exercise price of $0.05 per share upon the third anniversary of the agreement.

Item 3.02 Unregistered Sales of Equity Securities

The issuance of the warrant to purchase 96,296,296 shares of common stock to QFL, the issuance of 46,296,296 shares of common stock to Fitton and Carper and the issuance to IPLLC of an option to purchase 50,000,000 shares as described in Item 1.01 are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 as transactions not involving a public offering. No underwriter or broker participated in or received compensation in connection with such issuances.

Pursuant to the 2017 Equity Incentive Plan, amended as described in Item 5.02, the Company issued to William Gates, Crystal Nicolson and Jeff Toler a total of 30,000,000 shares of Common Stock as a restricted stock grant and options to purchase a total of 90,000,000 shares of common stock pursuant to the agreements described in Item 1.01. The issuance of the options and restricted stock grants described in Item 1.01 under “Consulting Contracts” are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 as transactions not involving a public offering. No underwriter or broker participated in or received compensation in connection with such issuances.

Pursuant to the 2017 Equity Incentive Plan, as amended, the Company issued to Jon C. Scahill, Timothy J. Scahill, Dr. William R. Carroll and Ryan T. Logue the restricted stock grants for a total of 74,000,000 shares of Common Stock and granted to Jon C. Scahill an option to purchase 60,000,000 shares, as set forth in Item 5.02. The issuance of the options and restricted stock grants described in Item 5.02 are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 as transactions not involving a public offering. No underwriter or broker participated in or received compensation in connection with such issuances.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2021 the board of directors:

(i)	amended the 2017 Equity Incentive Plan (the “Plan”) increasing the shares the Company can issue under the plan to 500,000,000 shares of common stock pursuant to non-qualified stock options, restricted stock grants and other equity-based incentives, the amendment to the Plan and the grants of awards pursuant to the Plan, as described in Items 1.01 and 5.02, to be effective upon the closing of the agreements with QFL.

(ii)	Granted restricted stock grants for services rendered and vesting in full upon grant, to:

a.	Jon C. Scahill – 49,000,000 shares

b.	Timothy J. Scahill – 10,000,000 shares

c.	Dr. William R. Carroll - 10,000,000 shares

(iii)	Granted Jon Scahill a ten-year option (the “Option”) to purchase 60,000,000 shares of Common Stock which become exercisable cumulatively as follows:

a.	20,000,000 shares at an exercise price of $0.01 per share becoming exercisable upon the commencement of trading of the Common Stock on the OTCQB.

b.	20,000,000 shares at an exercise price of $0.03 per share, becoming exercisable on the first day on which the Company files with the SEC a Form 10-K or Form 10-Q which stockholders’ equity of at least $5,000,000, and

c.	20,000,000 shares at an exercise price of $0.05/share becoming exercisable on the date on which the Common Stock is listed for trading on the Nasdaq Stock Market or the New York Stock Exchange

(iv)	Appointed Ryan T. Logue to the board of directors and granted Mr. Logue a restricted stock grant of 5,000,000 shares of common stock which vests upon his acceptance of his appointment as a director.

Mr. Logue, age 40, is an investment advisory representative Lincoln Investment, a position he has held since 2019. Prior to joining Lincoln Investment, he spent 16 years with Morgan Stanley in the private wealth management department. Mr. Logue has spent the majority of his career focused on investing in both public and private opportunities department. Mr. Logue graduated with a BA from Colgate University and an MBA from Columbia University and has previously served on the board of the Columbia Alumni Association of Fairfield County.

Item 9.01. Financial Statements and Exhibits

Exhibits.

Number	Description
99.1*	Purchase Agreement dated February 19, 2021 among the Company and QPRC Finance LLC
99.2	Ex. A to Purchase Agreement – Security Agreement dated February 19, 2021 among the Company and QPRC Finance LLC
99.3	Ex. B to Purchase Agreement – Subsidiary Continuing Guaranty Agreement dated February 19, 2021 among Quest Licensing Corporation, Mariner IC Inc., Semcon IP Inc., IC Kinetics Inc., Quest NetTech Corporation, CXT Systems, Inc., M-Red Inc., Audio Messaging Inc. and QPRC Finance LLC
99.4	Ex. C to Purchase Agreement – Subsidiary Patent Proceeds Security Agreement dated February 19, 2021 among the Company, Quest Licensing Corporation, Mariner IC Inc., Semcon IP Inc., IC Kinetics Inc., Quest NetTech Corporation, CXT Systems, Inc., M-Red Inc., Audio Messaging Inc. and QPRC Finance LLC
99.5	Ex. D to Purchase Agreement – Warrant Issuance Agreement dated February 19, 2021 among the Company and QPRC Finance LLC
99.6	Ex. E to Purchase Agreement – Board Observation Rights Agreement dated February 19, 2021 among the Company and QPRC Finance LLC
99.7	Registration Rights Agreement – dated February 19, 2021 among the Company and QPRC Finance LLC
99.8	Form of Warrant – dated February 19, 2021 among the Company and QPRC Finance LLC
99.9	Restructure Agreement dated February 19, 2021 among the Company, Quest Licensing Corporation, Mariner IC Inc., Semcon IP Inc., IC Kinetics Inc., Quest NetTech Corporation, CXT Systems, Inc., M-Red Inc., Audio Messaging Inc. Intelligent Partners LLC, Andrew Fitton and Michael Carper.
99.10	Ex. A to Restructure Agreement - Stock Purchase Agreement dated February 19, 2021 among the Company, Intelligent Partners LLC, Andrew Fitton and Michael Carper
99.11	Ex. B to Restructure Agreement - Option Grant dated February 19, 2021 among the Company and Intelligent Partners LLC
99.12	Ex. C to Restructure Agreement - Amended and Restated Pledge Agreement dated February 19, 2021 among the Company and Intelligent Partners LLC
99.13	Ex. D to Restructure Agreement - Amended and Restated Registration Rights Agreement dated February 19, 2021 among the Company, Intelligent Partners LLC, Andrew Fitton and Michael Carper.
99.14	Ex. E to Restructure Agreement - Board Observation Agreement dated February 19, 2021 among the Company and Intelligent Partners LLC
99.15	Ex. F to Restructure Agreement - Amended and Restated MPA-CP dated February 19, 2021 among the Company, Quest Licensing Corporation, Mariner IC Inc., Semcon IP Inc., IC Kinetics Inc., Quest NetTech Corporation and Intelligent Partners LLC
99.16	Ex. G to Restructure Agreement - Amended and Restated MPA-CXT dated February 19, 2021 among CXT Systems, Inc. and Intelligent Partners LLC
99.17	Ex. H to Restructure Agreement - Monetization Proceeds Agreement dated February 19, 2021 among M-RED Inc. and Intelligent Partners LLC
99.18	Ex. I to Restructure Agreement - Monetization Proceeds Agreement dated February 19, 2021 among Audio Messaging Inc. and Intelligent Partners LLC
99.19	Ex. J to Restructure Agreement - Amended and Restated 2015 Patent Proceeds Security Agreement dated February 19, 2021 among the Company, Quest Licensing Corporation, Mariner IC Inc., Semcon IP Inc., IC Kinetics Inc., Quest NetTech Corporation, CXT Systems, Inc., M-Red Inc., Audio Messaging Inc. and Intelligent Partners LLC
99.20	Ex. K to Restructure Agreement - MPA-NA dated February 19, 2021 among the Company and Intelligent Partners LLC
99.21	Ex. L to Restructure Agreement - MPA-NA Security Interest Agreement dated February 19, 2021 among the Company and Intelligent Partners LLC

*	Certain confidential information has been deleted from this Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST PATENT RESEARCH CORPORATION
(Registrant)

Date: February 24, 2021	By:	/s/ Jon C. Scahill
Jon C. Scahill
Title: Chief Executive Officer